                 $15,000,000 Principal Amount of
                 -----% Debentures due 2026 and
                 350,000 Shares of Common Stock

                               of

                 DELTA NATURAL GAS COMPANY, INC.


                     UNDERWRITING AGREEMENT
                     ----------------------

                                                   July ---, 1996

Edward D. Jones & Co.
201 Progress Parkway
Maryland Heights, Missouri  63043

J.J.B. Hilliard, W.L. Lyons, Inc.
501 South Fourth Avenue
Louisville, Kentucky  40202

The Ohio Company
155 East Broad Street, 20th Floor
Columbus, Ohio  43215

Dear Sirs:

     Delta Natural Gas Company, Inc., a Kentucky corporation (the
"Company") confirms its agreement with the Underwriters, acting severally and not jointly, listed in SCHEDULE I hereto (the
"Underwriters") as follows:

     1. DESCRIPTION OF DEBENTURES AND SHARES. The Company proposes to issue and sell to the Underwriters $15,000,000 principal amount of ---% Debentures due 2026 (the "Debentures") described in the Indenture (as defined below) and 350,000 shares of the common stock, par value $1.00 per share ("Common Stock") of the Company (such 350,000 shares are hereinafter sometimes referred to as the "Firm Shares") in the aggregate principal amount and aggregate number of shares specified in SCHEDULE I.
In addition, solely for the purpose of covering over-allotments, the Company proposes to grant the Underwriters the option to purchase up to an additional 50,000 shares of Common Stock (the "Option Shares"). The Firm Shares and the Option Shares are hereinafter sometimes referred to collectively as the "Shares."
The Debentures and Shares are more fully described in the Registration Statement and Prospectus hereinafter defined. The Debentures will be issued by the Company under its Trust Indenture dated July 1, 1996 (the "Indenture") between the Company and The Fifth Third Bank, as trustee (the "Trustee"). No amendments to the Indenture will be made prior to the Closing Date hereinafter referred to without your prior approval.

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The
Company represents, warrants and agrees that:

          (a) The Company meets the requirements for use of Form S-2 under the Securities Act of 1933 (the "Act") and has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (Registration Statement No. 33------) relating to $15,000,000 aggregate principal amount of its Debentures and 400,000 of its Shares, and the offering thereof in accordance with the Act as amended and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and has filed such amendments thereto as may have been required to the date hereof. The registration statement has been prepared in conformity with the requirements of the Act and the rules and regulations thereunder (the "Rules and Regulations") and the Trust Indenture Act and the rules and regulations thereunder. Copies of that registration statement as amended to date have been delivered by the Company to you as the Underwriters. As used in this Agreement, "Preliminary Prospectus" means each prospectus included in that registration statement, or amendments of such registration statement or prospectus, before that registration statement, as so amended, became effective under the Act and any prospectus filed by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations and the documents incorporated by reference in such preliminary prospectus. "Registration Statement" means that registration statement including the prospectus, exhibits and financial statements, and all documents incorporated by reference therein, including any information deemed by virtue of Rule 430A(a)(3) of the Rules and Regulations to be part of such Registration Statement, as of the time such registration statement or post-effective amendment became effective under the Act and the Trust Indenture Act; and "Prospectus" means the prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(b) of the Rules and Regulations, unless no such Rule 424(b) Prospectus is filed, in which case it shall mean the Prospectus filed as part of the last Registration Statement filed on or before the effective date thereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) Each Preliminary Prospectus, at the time of the filing thereof, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein. The Registration Statement has been declared effective by the Commission.

          (c) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, as of the date hereof comply and as of the Closing Date, as hereinafter defined, will comply, in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act and the rules and regulations of the Commission under such Acts; the Registration Statement and any amendment thereof, at the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not and as of the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Paragraph 2.(c) shall not apply to (A) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (B) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus.

          (d) The documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-2 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), comply in all materials respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (e) Arthur Andersen LLP, the accountants whose report appears in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

          (f) The consolidated financial statements of the Company and its subsidiaries filed as part of the Registration Statement or included in any Preliminary Prospectus or the Prospectus present fairly, and the financial statements included in any amendment or supplement to the Prospectus will present fairly, the financial condition and results of operations of the Company and its subsidiaries, at the dates and for the periods indicated, and have been, and in the case of financial statements included in any amendment or supplement to the Prospectus will be, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements are required to be set forth in the Registration Statement or the Prospectus under the Act or the Rules and Regulations thereunder.

          (g) Except as described in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries (as defined in Paragraph
     13) has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the Company's capital stock, or any material increase in the long-term debt of the Company or any of its subsidiaries, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of such entity, or any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations, or prospects of the Company and its subsidiaries taken as a whole.

          (h) Each of the Company and its subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of its jurisdiction of incorporation, and the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification and wherein the failure to be so qualified would have a material adverse effect on the business of the Company and each of its subsidiaries, and have all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All outstanding shares of capital stock of the subsidiaries of the Company are owned directly or indirectly by the Company and are validly authorized, issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof, and all of such shares are owned free and clear of any lien, pledge or encumbrance or any claim of any third party.

          (i) The authorized and outstanding capitalization of the Company as of March 31, 1996 was as set forth in the Registration Statement and the Prospectus, and there have been no changes in the authorized or outstanding capitalization of the Company since March 31, 1996 except as contemplated by the Registration Statement and the Prospectus. All corporate action required to have been taken by the Company for the due and proper authorization, execution and delivery of the Indenture and the due and proper authorization, issuance, sale and delivery of the Debentures and the Shares have been validly and sufficiently taken. When the Debentures and the Shares have been executed, issued, delivered and paid for in the manner herein described, the Debentures will be duly issued and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and the Debentures will be enforceable in accordance with their terms (except insofar as enforcement may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights and remedies generally, as may from time to time be in effect, and by the availability of specific performance or of other equitable relief which is subject to the discretion of the court before which any proceeding may be brought) and the Shares will be fully paid, duly issued and non-assessable; the Debentures and the Shares conform to all statements relating thereto in the

     Registration Statement, and holders of neither the Debentures nor the Shares will be entitled to preemptive rights.

          (j) The Indenture is in due and proper form, has been duly and validly executed and delivered and is a valid and enforceable instrument in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to the extent that general equitable principles may limit the right to obtain the remedy of specific performance of certain of the obligations thereunder.

          (k) The filing of the Registration Statement and the execution and delivery by the Company of this Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the board of directors of the Company, and all necessary corporate action to authorize and approve the same has been taken. This Agreement has been duly executed and delivered by the Company and is a valid and legally binding obligation of the Company.

          (l) The Company, and its subsidiaries have good and marketable title to, or valid and enforceable leasehold interests in, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims (other than the liens disclosed in the Prospectus) which might materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole.

          (m) Except to the extent disclosed in the Prospectus, neither the Company, nor any of its subsidiaries, is in violation of its corporate charter or bylaws or in default under any obligation, agreement, covenant or condition contained in any mortgage or other material contract, lease, note, indenture or instrument to which it is a party or by which it may be bound, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole, or is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject the effect of which violation would be material to the Company and its subsidiaries taken as a whole, or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business; and the execution, delivery and performance of this Agreement by the Company, the sale of the Debentures and the Shares, compliance by the Company with the provisions of the Debentures and the Indenture, and the consummation of the transactions contemplated by this Agreement will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, or constitute a breach of or default under, any agreement, indenture or instrument to which the Company is a party, or by which the Company is bound, or result in a violation of the corporate charter or bylaws of the Company or, except to the extent disclosed in the Prospectus, any law or ordinance to which the Company or its properties may be subject or of any order, rule or regulation of any court or governmental agency having jurisdiction over the

     Company or its properties, except for conflicts, breaches, violations or defaults which would be immaterial to the business and operations of the Company and its subsidiaries taken as a whole and which would not affect the validity or enforceability of the Debentures, the Indenture or this Agreement or otherwise adversely affect the rights, duties or obligations of the Trustee, the Underwriters or the holders of the Debentures or the Shares.

          (n) No approval or consent of any governmental body other than (i) as may be required under the Act or the Trust Indenture Act or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, and (ii) approval by the Kentucky Public Service Commission which has been obtained, is legally required for the carrying out by the Company of the provisions of this Agreement.

          (o) Except as described in the Registration Statement and the Prospectus, there is no litigation or governmental proceeding pending or, to the knowledge of the Company threatened against the Company or any of its subsidiaries which, if adversely resolved, could reasonably be expected to result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement or the Prospectus.

          (p) There are no contracts or other documents which are required to be filed as exhibits to the Registration
     Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration
     Statement.

          (q) Except as disclosed in the Prospectus, the Company and each of its subsidiaries have sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct their respective businesses as presently conducted and as described in the Registration Statement and Prospectus.

          (r) Except as set forth in the Registration Statement and the Prospectus, the Company and its subsidiaries are in compliance with all applicable existing federal, state and local laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), results of operations or properties of the Company and its subsidiaries, taken as a whole. The term "Hazardous
     Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product,
     (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical, material, waste or substance.

          (s) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company knows of no existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

          (t) Each of the Company and its subsidiaries owns, possesses or has the right to use all licenses, trademarks, patents, patent rights, inventions, copyrights, service marks and trade names presently employed by it in connection with the businesses now operated by it, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

          (u) The Company and its subsidiaries maintain insurance covering their properties, operations, personnel and businesses which insures against such losses and risks as are adequate in accordance with its reasonable business judgment to protect the Company and its subsidiaries and their businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (v) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (w) The Company and each of its subsidiaries have complied with all applicable provisions (if any) of Florida
     Statutes, Section 517.075, relating to issuers doing business with Cuba.

          (x) Except as otherwise disclosed in the Prospectus, the Company and each of its subsidiaries have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     3. PURCHASE, SALE AND DELIVERY OF DEBENTURES AND SHARES. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase the Firm Shares and the Debentures from the Company. The purchase price for the Debentures will be ----% of the principal amount thereof, and the purchase price for the Firm Shares will be an amount equal to the initial public offering price for the Shares as set forth in the Prospectus, (the "Share Public Offering Price"), less ---% of the Share Public Offering Price.

     Delivery of the Debentures and the Firm Shares, in definitive form, and payment therefor, shall be made at 10:00 A.M., St. Louis time, on the third business day after the Registration Statement shall have been declared effective by the Commission, or on such later date and time as may be agreed upon in writing between the Underwriters and the Company, such day and time of delivery and payment being herein called the "Closing Date." On the Closing Date, the Debentures and the Firm Shares shall be delivered by the Company to the Underwriters at The Depository Trust Company in New York, New York, against payment of the purchase price therefor in funds immediately available to the order of the Company. The Company agrees to make available to the Underwriters for inspection and packaging in New York, New York, at least one full business day prior to the Closing Date, certificates for the Debentures and the Shares so to be delivered in good delivery form and in such denominations and registered in such names as the Underwriters shall have requested, all such requests to have been made in writing at least one full business day prior to the Closing Date.

     In addition, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters the option to purchase all or a portion of the Option Shares as may be necessary to cover over-allotments, at the Share Public Offering Price. This option may be exercised only to cover over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the effective date of the Registration Statement by written notice by you to the Company. Such notice shall set forth the number of Option Shares as to which the option is being exercised, and the date and time, as reasonably determined by the Underwriters, when the Option Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date nor earlier than the third business day after the date on which the option shall have been exercised nor later than the eighth business day after the day on which the option shall have been exercised, unless otherwise agreed by the parties.

     Payment for the Option Shares shall be made in immediately available funds, payable to the order of the Company, at the offices of the Company, or such other place as shall be agreed upon between us, against delivery of the Option Shares to the Underwriters through the facilities of The Depository Trust Company for the account of the Underwriters.

     Certificates for the Option Shares shall be in such denominations and registered in such names as requested in writing by the Underwriters at least two business days prior to the Additional Closing Date.

     4.   COVENANTS.  The Company covenants and agrees with the
Underwriters:

          (a) To furnish promptly to each of the Underwriters and counsel for the Underwriters one signed copy of the Registration Statement as originally filed, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          (b)  To deliver promptly to the Underwriters
     such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (excluding exhibits other than this Agreement) and of each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus as the Underwriters may reasonably request.

          (c) To file promptly with the Commission the Prospectus pursuant to Rule 424(b) of the Rules and Regulations and to file with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Underwriters, be required by the Act or requested by the Commission and approved by the Underwriters (which approval will not be unreasonably withheld).

          (d) Prior to filing with the Commission any amendment to the Registration Statement or amendment or supplement to the Prospectus, or to filing any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to each of the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing (which consent will not be unreasonably withheld).

          (e)  To use its best efforts to cause any
     post-effective amendment to the Registration Statement to become effective and to advise the Underwriters promptly (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, an amendment or a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceeding, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Debentures or the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading.

          (f) If, at any time when a prospectus relating to the Debentures or the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Exchange Act or the rules and regulations of the Commission under such Acts, the Company promptly will prepare and file with the Commission, subject to Paragraph 4.(d), an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

          (g) If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

          (h) As soon as practicable after the effective date of the Registration Statement, to make generally available to its security holders and to deliver to the Underwriters an earnings statement, conforming with the requirements of
     Section 11(a) of the Act, covering a period of at least twelve months beginning after the effective date of the Registration Statement, provided that the Company may comply with this Paragraph 4.(h) by complying with the safe harbor provisions of Rule 158 of the Rules and Regulations.

          (i) For a period of three years from the effective date of the Registration Statement, to furnish to the Underwriters copies of all reports to shareholders and all reports, filings and financial statements furnished by the Company to any securities exchange pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (j) To endeavor to qualify the Debentures and the Shares for offer and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request, provided that no such qualification shall be required if as a result thereof the Company would be required to qualify as a foreign corporation, subject itself to general taxation or would be made subject to service of general process, in each case in any jurisdiction in which it is not so qualified or subject; and to maintain such qualifications in effect so long as required for the distribution of the Debentures and the Shares and to arrange for the determination of the legality of the Debentures and the Shares for purchase by institutional investors.

          (k) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay (i) the costs incident to the sale and delivery of the Debentures and the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement, any Preliminary
     Prospectus, the Prospectus and any amendments, supplements and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including exhibits), any Preliminary Prospectus, the Prospectus, and any amendment or supplement to the Prospectus; (iv) the costs, if any, of printing and distributing this Agreement; (v) the costs of filings incident to securing any required review by the National Association of Securities Dealers, Inc.; (vi) the fees and expenses of qualifying the Debentures and the Shares under the securities laws of the several jurisdictions as provided in this Paragraph 4 and of preparing and printing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (vii) the cost of printing the Indenture, the Debentures, the certificates for the Shares and the fees of the Trustee; (viii) the fees and expenses of the Company's accountants and counsel; and (ix) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that except as provided in sub-parts (v) and (vi) of this Paragraph 4.(k) and in Paragraph 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of its counsel, any transfer taxes on the Debentures and the Shares which they may sell and the expenses of advertising any offering of the Debentures and the Shares made by the Underwriters.

          (l) Until the termination of the offering of the Debentures and the Shares, to timely file all documents, and any amendments to previously filed documents, required to be filed by it pursuant to the Exchange Act.

          (m) To apply the net proceeds of the Debentures and the Shares as set forth in the Prospectus.

     5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed to the extent required; at or before the Closing Date or the Additional Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding nor any order directed at any document incorporated by reference in the Prospectus shall have been initiated or, to the knowledge of the Company, threatened by the Commission and no challenge shall have been made to any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Underwriters.

          (b) The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of the Underwriters or Armstrong, Teasdale, Schlafly, & Davis, counsel for the Underwriters, is material or omits to state a fact that, in the reasonable opinion of the Underwriters or such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Debentures, the Shares, the form of the Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all reasonable respects to Armstrong, Teasdale, Schlafly, & Davis, counsel for the Underwriters; and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable them to pass upon such matters.

          (d) Stoll, Keenon & Park, as counsel to the Company, shall have furnished to the Underwriters their opinion, addressed to the Underwriters and dated the Closing Date and the Additional Closing Date, if any, to the effect that:

               (i) The Company and each of its subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or conduct of business requires such qualification and wherein the failure to be so qualified would have a material adverse effect on the business of the Company or such subsidiary, and has all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged as described in the Prospectus.

               (ii) The Indenture has been duly authorized, qualified under the Trust Indenture Act, executed and delivered; the Debentures have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Debentures constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) All of the outstanding shares of Common Stock of the Company (including the Shares) issued after January 1, 1981 have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Shares being issued and sold by the Company hereunder; and, based on a review of the Company's records for the period prior to January 1, 1981, such counsel is not aware of any fact that leads it to conclude (a) that any shares of Common Stock issued prior to January 1, 1981, were not duly authorized, validly issued, fully paid or non-assessable, or (b) that any such shares of Common Stock do not conform to the description thereof in the Prospectus, or (c) that any shareholder of such shares of Common Stock has any preemptive rights with respect to the Shares being issued and sold by the Company hereunder.

               (iv) All corporate action required to have been taken by the Company for the due and proper authorization, issuance, sale and delivery of the Debentures and the Shares, has been validly and sufficiently taken, and the Debentures constitute valid and binding obligations of the Company and the Shares have been duly authorized, validly issued and are non-assessable.

               (v) The Indenture, the Debentures and the Shares conform in all material respects to the statements concerning them in the Prospectus.

               (vi) To the knowledge of such counsel based upon communications with representatives of the Commission, the Registration Statement is effective under the Act, and the Prospectus was timely filed with the Commission as required, and to the knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose is pending or threatened by the Commission.

               (vii) To the knowledge of such counsel, no order directed to any document incorporated by reference in the Prospectus has been issued, and no challenge has been made to the accuracy or adequacy of any such document.

               (viii)  The Registration Statement and the
          Prospectus and each amendment or supplement, if any, thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder and the Trust Indenture Act and the rules and regulations of the Commission under such act (except that no opinion need be expressed as to the Trustee's statement of Qualification and as to the financial statements or financial data contained therein).

               (ix) The statements made in the Prospectus, insofar as they purport to summarize the provisions of statutes, legal and governmental proceedings, contracts or other documents specifically referred to therein are accurate and fairly present the information called for with respect thereto by Form S-2 under the Act (except that no opinion need be expressed as to financial statements or financial date continued therein).

               (x) To the of such counsel's knowledge, there is no litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which could have a material adverse effect on the Company and its subsidiaries taken as a whole, or is required to be disclosed in the Registration Statement or the Prospectus.

               (xi) To the of such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement as permitted by the Rules and Regulations.

               (xii)   To the of such counsel's knowledge,
          neither the Company nor any of its subsidiaries is in violation of its corporate charter or bylaws, or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole or is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or, except as disclosed in the Prospectus, has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

               (xiii) This Agreement has been duly authorized, executed and delivered by the Company; and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement will not conflict with, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument known to such counsel, or result in a violation of the corporate charter or bylaws of the Company or any of its subsidiaries or any law or ordinance to which the Company, or any of its subsidiaries or their respective properties may be subject or of any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties which breach or default could have a material effect on the Company and its subsidiaries taken as a whole or which would cause a current or prospective material adverse change in or affecting the financial position, shareholders' equity or results of operations of the Company or affecting the validity of the Debentures or the Shares or the legal authority of the Company to comply with the Debentures, the Indenture or this Agreement.

               (xiv) No approval or consent of any governmental body, other than (i) as may be required under the Act or the Trust Indenture Act of 1939 or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, and (ii) approval by the Public Service Commission of Kentucky ("PSC"), which approval by the PSC has been obtained, is legally required for the issue and sale of the Debentures and the Shares by the Company or for the carrying out by the Company of the provisions of this Agreement.

     Such counsel also shall confirm that during the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with your representatives and counsel for the Underwriters, and with officers and representatives of the Company, at which conferences the contents of the Registration Statement and Prospectus were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and the experience gained by such counsel thereunder, such counsel shall confirm that nothing came to such counsel's attention that would lead such counsel to believe that either the Registration Statement or Prospectus or any amendment or supplement thereto (other than the financial statements and notes thereto, or any related schedules therein, as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) On the Closing Date and on the Additional Closing Date, if any, there shall have been furnished to you a certificate, dated such date, from the Company, signed on behalf of the Company by the President and Chief Executive Officer and the Treasurer, stating that to the best knowledge of the officers signing such certificate:

               (i)     The representations, warranties and
          agreements of the Company in Paragraph 2 are true and correct as of such date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 5.(a) have been fulfilled;

               (ii) Neither the Registration Statement, as of its effective date, nor the Prospectus, as of its date, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment; and

               (iii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened, under the Act.

          (f) On the date of this Agreement and on the Closing Date, and on the Additional Closing Date, if any, Arthur Andersen LLP, shall have furnished to you a letters dated such dates substantially in the form of a draft of such letter previously delivered to you.

          (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change specified in the letter referred to in Paragraph 5.(f) which makes it impractical or inadvisable in the reasonable judgment of the Underwriters to proceed with the public offering or delivery of the Debentures and the Shares as contemplated by the Prospectus.

          (h) The Underwriters shall have received from Armstrong, Teasdale, Schlafly & Davis, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and the Additional Closing Date, if any, with respect to the issuance and sale of the Debentures and the Shares, the Indenture, the Registration Statement, the Prospectus, and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and Armstrong, Teasdale, Schlafly & Davis, counsel for the Underwriters.

     If any of the conditions specified in this Paragraph 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters.

     6.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Underwriter or any such controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, or the Registration Statement or Prospectus as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal and other expenses reasonably incurred by such Underwriter or such controlling person for any legal and other expenses reasonably incurred by such Underwriter or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any

Preliminary Prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling an Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Debentures or the Shares to any person by any Underwriter if such Underwriter failed to send or give a copy of any Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus, unless such failure resulted from non-compliance by the Company with Paragraph 4.(b) hereof.
The foregoing indemnity is in addition to any liability which the Company may otherwise have to the Underwriters or any controlling person of any of the Underwriters.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Registration Statement or Prospectus as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for inclusion therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Company.

          (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 6, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense other than reasonable costs of investigation, unless
(i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action
(in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Paragraph 6 shall for any reason be unavailable to an indemnified party under Paragraph 6.(a) or 6.(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Debentures and the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Debentures and the Shares (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph 6.(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 6.(d) shall be deemed to include, for purposes of this Paragraph 6.(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Paragraph 6.(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures and the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Underwriters confirm that the statements with respect to the public offering of the Debentures and the Shares set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and were furnished in writing to the Company by the Underwriters for inclusion in the Registration Statement and the Prospectus.

          (f) The agreements contained in this Paragraph 6 and the representations, warranties and agreements of the Company contained in Paragraphs 2 and 4 shall survive the delivery of the Debentures and the Shares and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     7. TERMINATION BY THE UNDERWRITERS. The obligations of the Underwriters hereunder may be terminated by the Underwriters, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Debentures and the Shares, if prior to that time (a)(i) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder, (ii) any other condition to the Underwriters' obligations hereunder is not fulfilled, (iii) the Company sustains a loss, whether or not insured, by reason of fire, flood, accident or other calamity, which, in the reasonable opinion of the Underwriters, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company, (iv) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange or American Stock Exchange or the National Association of Securities Dealer or trading in any securities of the Company shall have been suspended by any securities exchange or in the over the counter market, (v) a banking moratorium is declared by the United States, or by New
York, Missouri or Kentucky state authorities, (vi) an outbreak of major hostilities or other national or international calamity occurs, (vii) any action is taken by any government in respect of its monetary affairs which, in the reasonable opinion of the Underwriters, has a material adverse effect on the United States securities markets, or (viii) there is a pending or threatened material legal or governmental proceeding against the Company, other than proceedings described in the Registration Statement or amendments or supplements thereto delivered to the Underwriters prior to the execution of this Agreement, which in the reasonable opinion of the Underwriters has a material adverse effect upon the Company, and (b) with respect to the events specified in clauses (a)(i) through (a)(iii) hereof, such event singly or together with other such events makes it, in your reasonable judgment, impractical to market the Shares and Debentures on the terms and in the manner contemplated in the Prospectus.

     8. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail on the Closing Date to purchase and pay for the Debentures and Firm Shares agreed to be purchases by such Underwriter hereunder (the "Defaulted Debentures" or the "Defaulted Shares", respectively) and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriters shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other persons, to purchase all, but not less than all, of the Defaulted Debentures or the Defaulted Shares, as the case may be, in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 48 hour period, then:

          (a)  with respect to the Defaulted Bonds:

               (i) if the amount of Defaulted Debentures does not exceed 10% of the aggregate principal amount of the Debentures, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

               (ii) if the amount of Defaulted Debentures exceeds 10% of the aggregate principal amount of the Debentures, the non-defaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Defaulted Debentures and if such non-defaulting Underwriters do not purchase all the Defaulted Debentures, this Agreement will terminate without liability to any non-defaulting Underwriter; and

          (b)  with respect to the Defaulted Shares:

               (i) if the amount of Defaulted Shares, based on the Share Public Offering Price, does not exceed 10% of the aggregate amount of the Firm Shares, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

               (ii) if the amount of Defaulted Shares, based on the Share Public Offering Price, exceeds 10% of the aggregate amount of the Firm Shares, the non-defaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Defaulted Shares and if such non-defaulting Underwriters do not purchase all the Defaulted Shares, this Agreement will terminate without liability to any non-defaulting Underwriter.

     In the event of a default by any Underwriter as set forth in this Paragraph 8 the Underwriters or the Company shall have the right to postpone the Closing Date for such period not exceeding five business days in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangement may be effected, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability to the Company and any non-defaulting Underwriters for damages occasioned by its default hereunder.

     9.   TERMINATION BY THE COMPANY.  The obligation of the
Company to deliver the Debentures and the Shares upon payment therefor shall be subject to the following conditions:

     On the Closing Date the orders of the Kentucky Public Service Commission referred to in Paragraph 2.(n) and Paragraph 5.(d)(xv) hereof shall be in full force and effect substantially in the form in which originally entered; the Indenture shall be qualified under the Trust Indenture Act as and to the extent required by such Act; and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

     In case any of the conditions specified above in this Paragraph 9 shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Underwriters. Any such termination shall be without liability of any party to any other party except to the extent provided in Paragraph 4.(k) and Paragraph 10 hereof.

     10. EXPENSES FOLLOWING TERMINATION. If the sale of Shares and Debentures provided for herein are not consummated because of any refusal, inability or failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform all its obligations under this Agreement, the Company shall not be liable to the Underwriters for damages arising out of the transactions covered by this Agreement, provided however that (i) the Company shall remain liable to the extent provided in Paragraphs 4.(k), 6.(a) and 6.(d) hereof and
(ii) the Company shall pay the out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by them of their obligations hereunder, including the fees and disbursements of their counsel and their travel, postage, telegraph and telephone expenses, up to a maximum amount of $40,000.

     11. NOTICES. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Underwriters. Any notice to the Underwriters shall be sufficient if given in writing or by telecopy addressed to Edward D. Jones & Co., 12555 Manchester Road, St. Louis, Missouri 63131 (Attention: James A. Krekeler); any notice to the Company shall be sufficient if given in writing or by telecopy addressed to the Company at: 3617 Lexington Road, Winchester, Kentucky 40391 (Attention: Glenn R. Jennings).

     12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Act, and (b) the indemnities and agreements of the Underwriters contained in Paragraph 6 of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this paragraph any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     13.  DEFINED TERMS.  For purposes of this Agreement, (a)
"business day" means any day on which the New York Stock Exchange is open for trading, and (b) "subsidiary" shall have the meaning set forth in Rule 405 of the Rules and Regulations.

     14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in Paragraph 6 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Debentures or the Shares from the Underwriters.

     15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, all of which, when taken together, shall constitute one and the same agreement among the parties to such counterparts.

     16 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

     If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose.

                         Very truly yours,

                         DELTA NATURAL GAS COMPANY, INC.


                         By:-----------------------------------------
                              President and Chief Executive Officer


Accepted:

EDWARD D. JONES & CO.,



By:-------------------------------
Title:----------------------------



J.J.B. HILLIARD, W.L. LYONS, INC.


By:-------------------------------
Title:----------------------------



THE OHIO COMPANY


By:-------------------------------
Title:----------------------------

                           SCHEDULE I

                 $15,000,000 PRINCIPAL AMOUNT OF
                 -----% DEBENTURES DUE 2026 AND
                 350,000 SHARES OF COMMON STOCK

                               OF

                 DELTA NATURAL GAS COMPANY, INC.




                                                    Number of              Principal
                                                   Firm Shares             Amount of
                                                      to be              Debentures to
              Underwriters                          Purchased            be Purchased
              ------------                          ---------            -------------
Edward D. Jones & Co.. . . . . . . . . . . .

J.J.B. Hilliard, W.L. Lyons, Inc.. . . . . .

The Ohio Company.. . . . . . . . . . . . . .
                                                 ---------------------------------------
     TOTAL . . . . . . . . . . . . . . . . .         350,000              $15,000,000
